Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	Commitments and Contingencies
In June 2023, we entered into a multi-year agreement with a service provider whereby we are contractually obligated to spend $5.0 million in each annual period between July 2023 and June 2026. As of December 31, 2023 (Successor), we remain contractually obligated to spend $11.1 million towards this commitment.
As of December 31, 2023 (Successor), we had various non-cancelable operating lease commitments for office space which have been recorded as Operating lease liabilities. Refer to Note 7, Leases for additional information regarding lease commitments.
Litigation
We are subject to various legal proceedings and claims that arise in the ordinary course of business. We believe the ultimate liability, if any, with respect to these actions will not materially affect the consolidated financial position, results of operations, or cash flows reflected in the consolidated financial statements. There can be no assurance, however, that the ultimate resolution of such actions will not materially or adversely affect our consolidated financial position, results of operations, or cash flows. We accrued for losses when the loss is deemed probable and the liability can reasonably be estimated.
In July 2021, System1 OpCo, LLC (“System1 OpCo”, f/k/a System1, LLC) received correspondence from counsel for a United Kingdom-based marketing research company and its United States subsidiary (“System1 Group”) alleging trademark infringement based on its use of the “SYSTEM1” trade name and mark in the United States and the United Kingdom. In September 2021, System1 Group filed a lawsuit in the United States District Court for the Southern District of New York (the “Infringement Suit”), alleging (i) trademark infringement, (ii) false designation of origin, (iii) unfair competition and (iv) certain violations of New York business laws. While we believe that System1 Group’s infringement and other allegations and claims set forth in the Infringement Suit would have been subject to a laches defense, among other defenses, the parties entered into a Co-Existence and Settlement Agreement in June 2023 (the “Settlement Agreement”) in which the parties have agreed to co-exist with their current usage of the “System1” mark in their respective business operations with certain requirements and other conditions. The Settlement Agreement contemplates the payment of a fixed amount to System1 Group over the course of seventeen (17) months, and the Infringement Suit was dismissed with prejudice. The amount accrued as of December 31, 2023 for the loss is consistent with the terms of the Settlement Agreement and is considered immaterial.
In March 2023, we received a demand letter from counsel for Alta Partners, LLC (“Alta”), which purports to be a holder of certain Public Warrants of the Company (“Demand Letter”). The Demand Letter alleged, among other claims, that we breached the terms of the Warrant Agreement, and that Alta was entitled to approximately $5.7 million in damages, plus prejudgment interest, as a result, and subsequently sent us a draft complaint (the “Complaint”) alleging substantially the same claims as those set forth in Alta’s Demand Letter. While we denied liability with respect to the claims set forth in the Demand Letter and the Complaint, the parties entered into a Confidential Settlement Agreement ("Settlement Agreement") in October 2023, which contemplated an immaterial settlement payment that was subsequently paid prior to December 31, 2023 consistent with the terms of the Settlement Agreement.
In October 2023, a putative California class action complaint (the “Complaint”) was filed against us and our Protected business regarding alleged violations of California’s Auto Renewal Law requirements related to the marketing and sale of its subscription service offerings for anti-virus and ad-blocking software (the “Protected Software”) to consumers. The Complaint alleges claims under California’s false advertising and unfair competition laws and primarily alleges that the marketing and sales checkout flows for the Protected Software did not clearly and conspicuously disclose that the named plaintiffs set forth in the Complaint were purchasing the Protected Software for a promotional period which would auto-renew after the applicable promotional period. We dispute the claims alleged, and intends to defend itself vigorously in this matter.
Indemnifications
In the ordinary course of business, we may provide indemnifications of varying scope and terms to customers, vendors, lessors, investors, directors, officers, employees, and other parties with respect to certain matters, including, but not limited to, losses arising out of our breach of such agreements, services to be provided by us, or from intellectual property infringement claims made by third parties. These indemnifications may survive termination of the underlying agreement and the maximum potential amount of future payments we could be required to make under these indemnification provisions may not be subject to claims related to these indemnifications. As a result, we believe the estimated fair value of these agreements was immaterial. Accordingly, we have no liabilities recorded for these agreements as of December 31, 2023 or December 31, 2022 (Successor), respectively.